UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                 April 11, 2011
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

     On April 11, 2011, Unisys Corporation issued a press release announcing the expiration of its previously announced tender offer for its outstanding
14 1/4% Senior Secured Notes due 2015 and 12 3/4% Senior Secured Notes due 2014. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 Press Release issued April 11, 2011, by Unisys Corporation announcing the expiration of its previously announced tender offer for its outstanding 14 1/4% Senior Secured Notes due 2015 and 12 3/4% Senior Secured Notes due 2014.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION
                                                     (Registrant)

Date: April 11, 2011                              By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.                              EXHIBIT
------                           -------

99.1 Press Release issued April 11, 2011, by Unisys Corporation announcing the expiration of its previously announced tender offer for its outstanding 14 1/4% Senior Secured Notes due 2015 and 12 3/4% Senior Secured Notes due 2014.